                                                                  Exhibit 10.5.2

================================================================================

                               Amendment No. 2 to

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            dated December 30, 1999,

                                      among

                                  I-many, INC.

                                       and

                         THE STOCKHOLDERS NAMED THEREIN

================================================================================
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      I-MANY, INC., a Delaware corporation (the "Company"), formerly known as
SCC Technologies, Inc., and DBV Investments, L.P., a Delaware limited partnership, MSD Portfolio L.P. Investments, a Delaware limited partnership, Vermeer Investments, LLC, a Delaware limited liability company, Black Marlin Investments LLC, a Delaware limited liability company, INSIGHT CAPITAL PARTNERS II, LP., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P., a Cayman Island limited partnership, INSIGHT CAPITAL PARTNERS III, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS III-COINVESTORS, LP., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) III, LP., a Cayman Islands limited partnership, WI SOFTWARE INVESTORS LLC, a Delaware limited liability company, IMPRIMIS SB, L.P., a Delaware limited partnership Alan Hyman, Mark Tilly and the Proctor & Gamble Company ("P&G"), being the owners of at least 80% of the Restricted Shares (based on Common Stock equivalents) held by all Stockholders who are party to the Amended and Restated Registration Rights Agreement dated December 30, 1999, as amended (the "Agreement") and Silicon Valley Bank ("SVB") hereby agree as follows:

      1. SVB shall be considered an "Investor" as defined in the Agreement, other than for purposes of Section 2 thereof.

      2. Section 17 is hereby amended by adding the following as an additional recipient of copies of instruments sent to the Investors: Silicon Valley Bank, Treasury Department, 3003 Tasman Drive, MS NC 821 Santa Clara CA, 95054.

      3. In all other respects, the Agreement shall remain in full force and effect.

      The date of this Amendment No. 2 is June ___, 2000.

In witness whereof, the parties have executed this Amendment No.2 on the date written above.

                                    I-MANY, INC.


                                    By: /s/ Philip M. St. Germain
                                        -------------------------------------
                                        Name: Philip M. St. Germain
                                        Title: Chief Financial Officer


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                                    DBV INVESTMENTS, L.P.


                                    By: DRT Capital, L.L.C., its general partner


                                    By: /s/ John C. Phelan
                                        -------------------------------------
                                        Name:  John C. Phelan
                                        Title: Manager


                                    MSD PORTFOLIO L.P. - INVESTMENTS


                                    By: MSD Capital, L.P., its general partner


                                    By: /s/ John C. Phelan
                                        -------------------------------------
                                        Name:  John C. Phelan
                                        Title: Managing Principal


                                    VERMEER INVESTMENTS, LLC


                                    By: /s/ John C. Phelan
                                        -------------------------------------
                                        Name:  John C. Phelan
                                        Title: Director


                                    BLACK MARLIN INVESTMENTS, LLC


                                    By: /s/ John C. Phelan
                                        -------------------------------------
                                        Name:  John C. Phelan
                                        Title: Manager


                                    MSD EC I, LLC


                                    By: /s/ John C. Phelan
                                        -------------------------------------
                                        Name:  John C. Phelan
                                        Title: Manager


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                                   INSIGHT CAPITAL PARTNERS II, L.P.


                                   By: InSight Venture Associates II, LLC, its
                                   General Partner


                                   By: /s/ Jeffrey L. Horing
                                      ------------------------------------------
                                      Jeffrey L. Horing
                                      Member


                                    INSIGHT CAPITAL PARTNERS (CAYMAN)
                                    II, L.P.


                                    By: InSight Venture Associates II, LLC,
                                    its general partner


                                    By: /s/ Jeffrey L. Horing
                                        -------------------------------------
                                        Jeffrey L. Horing
                                        Member


                                    INSIGHT CAPITAL PARTNERS III, L.P.


                                    By: Insight Venture Associates III, LLC,
                                    its general partner


                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                        Name: William Doyle
                                        Title: Managing Member


                                    INSIGHT CAPITAL PARTNERS III-
                                    COINVESTORS, L.P.


                                    By: Insight Venture Associates III, LLC,
                                    its general partners


                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                        Name: William Doyle
                                        Title: Managing Member


                                    INSIGHT CAPITAL PARTNERS (CAYMAN)
                                    III, L.P.


                                    By: Insight Venture Associates III, LLC,
                                    its general partner


                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------


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                                    WI SOFTWARE INVESTORS LLC


                                    By: Wexford Management LLC, its Investment
                                    Manager


                                    By: /s/ Robert Holtz
                                        -------------------------------------
                                        Name: Robert Holtz
                                        Title: Vice President


                                    IMPRIMIS SB, L.P.


                                    By: Imprimis SB, GP LLC, its general partner


                                    By: /s/ Robert Holtz
                                        -------------------------------------
                                        Name: Robert Holtz
                                        Title: Vice President

                                    /s/ Alan Hyman
                                    -----------------------------------------
                                    Alan Hyman

                                    /s/ Mark Tilly
                                    -----------------------------------------
                                    Mark Tilly


                                    THE PROCTER AND GAMBLE COMPANY


                                    By: /s/ G. W. Price
                                        -------------------------------------
                                    Name: G. W. Price
                                    Its:  Vice President and Treasurer


                                    SILICON VALLEY BANK


                                    By: /s/ Mike Field
                                        -------------------------------------
                                    Its: SVP
                                        -------------------------------------


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